ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

                        SUPPLEMENT DATED JANUARY 9, 2009,

                      TO THE PROSPECTUS DATED MAY 1, 2008,
AS SUPPLEMENTED ON SEPTEMBER 15, 2008, OCTOBER 27, 2008, AND DECEMBER 19, 2008.

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS, AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE. AT THE END OF THE SECTION "OVERVIEW OF THE FUNDS--PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 2 THE FOLLOWING NEW PARAGRAPH IS ADDED:

The Funds may also allocate up to 5% of their respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Funds may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Funds' investment performance and may limit the Funds' ability to benefit from rising markets while protecting the Funds in declining markets. The Funds may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

                                                                  FOF-004-0508